10.8     Form of Stock Option Agreement dated as of December 16, 2009 between New Energy Technologies, Inc. and its         non-employee directors.

NONSTATUTORY STOCK OPTION AGREEMENT

            THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of December 15, 2009, by and between New Energy Technologies, Inc. a Nevada corporation (the “Company”), and  Alastair K. Livesey (“Optionee”):

            In consideration of the covenants herein set forth, the parties hereto agree as follows:

                        (a)  Date of Grant Authorized:                         December 15, 2009

                        (b)  Effective Date of Option                           December 16, 2008

                        (c)  Number of Shares:                                    50,000

                        (d)  Exercise Price:                                           $0.44

            2.  Acknowledgements.

            (a)  Optionee is a director of the Company.

            (b)  The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) have this day approved the granting of this Option subject to the execution of this Agreement; and

            (c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”).

            3.  Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than [e.g., 100%] of the closing price of the Shares covered by this Option on December 15, 2009.

            4.  Term of Option; Continuation of Service.  Subject to the early termination provisions set forth herein, this Option shall expire, and all rights hereunder to purchase the Shares shall terminate five (5) years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company or its shareholders to remove or not elect Optionee as an officer of the Company, or to increase or decrease the compensation of Directors from the rate in effect at the date hereof.

            5.  Vesting and Exercisability of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall vest as follows:

            (a)        As to 20,000 shares, at any time from December 16, 2009 through December 15, 2014;

            (b)        As to 15,000 shares, at any time from December 16, 2010 through December 15, 2014; and

            (c)        As to 15,000 shares, at any time from December 16, 2011 through December 15, 2014.

            6.  Manner of Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

            7.  Termination of Service.  If Optionee shall cease to serve as an officer, director or employee of, or a consultant to the Company (a “Company Relationship”) for any reason (other than death, in which case the provisions of Section 8 hereof shall govern) the Optionee shall have the right at any time within 90 days following the date Optionee ceases to have a Company Relationship, to exercise this Option to the extent vested and purchase Shares, to the extent, but only to the extent, that Optionee could have exercised this Option as of the date Optionee ceases to have any Company Relationship; following the expiration of the aforesaid 90 day exercise period, this Agreement shall terminate in its entirety and be of no further force or effect and the Option may no longer be exercised.  Anything herein to the contrary notwithstanding the termination of one form of Company Relationship shall not terminate this Agreement if the Optionee continues to maintain any other form of Company Relationship.

            8.  Death of Optionee.  If the Optionee shall die while having a Company Relationship, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within 180 following the date of Optionee’s death, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; following the expiration of the aforesaid 180 day exercise period, this Agreement shall terminate in its entirety and be of no further force or effect and the Option may no longer be exercised.

            9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 7 hereof.

            10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

            In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall have a Company Relationship at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option to the extent vested, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

            Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

            In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

            To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

            The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

            11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

            12.  Modification, Extension and Renewal of Options.  The Board or Committee, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Code and applicable securities laws. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

            13.  Investment Intent; Restrictions on Transfer.

            (a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

            (b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

            (c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED DECEMBER 15, 2009 BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

            14.  Stand‑off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

            15.  Restriction Upon Transfer.  This Option is not transferable by the Optionee, except as contemplated by Section 8 hereof.

            16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

            17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein. The Optionee acknowledges that the Plan has not been approved by the Company’s stockholders, as of the date hereof.

[SIGNATURES APPEAR ON NEXT PAGE]

            IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

New Energy Technologies, Inc.

By:______________________________
Meetesh Patel, President and Chief Executive Officer

____________________________________

Alastair K. Livesey, Optionee

(One of the following, as appropriate, shall be signed):

I certify that as of the date                               By his or her signature, the

hereof I am unmarried                                     spouse of Optionee hereby agrees

                                                                        to be bound by the provisions of

                                                                        the foregoing NONSTATUTORY STOCK

                                                                        OPTION AGREEMENT

____________________________                /s/___________________________________

Optionee                                                         Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

(Stock Option)

To:      NEW ENERGY Technologies, Inc.

            The undersigned hereby elects to purchase ______________ Shares of the Company pursuant to the terms of the Sock Option Agreement Dated December 15, 2009 between the undersigned and New Energy Technologies, Inc and herewith tender  $_______________________ in payment of the exercise price in full, together with all applicable transfer taxes, if any by:

            (a) Check (subject to collection); or

            (b) Wire transfer in accordance with wiring instructions provided by the Company.

            Please issue a certificate or certificates representing said Shares in the name of the undersigned as is specified below and forward the same to the address set forth below.

__________________________________

Signature of Optionee

Print Name of Optionee: _______________________________________

Address For Delivery of Shares:

___________________________________

___________________________________

___________________________________